                                   SUPPLEMENT
                            DATED SEPTEMBER 6, 2005
                  TO THE HARTFORD ALLOCATION FUNDS PROSPECTUS
              DATED MARCH 1, 2005 (AS SUPPLEMENTED JUNE 15, 2005)

The Prospectus is revised as follows:

1.  TRANSFER AGENT FEE WAIVERS

     Effective November 1, 2005, Hartford Administrative Services Company (the funds' transfer agent) has agreed to waive a portion of the transfer agency fees of the funds under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. Not all classes may currently be impacted by the waiver. "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the funds pay. That undertaking may be amended or withdrawn at any time.

     The "Other Expenses" in the fee table disclosed in the prospectus for each of the Funds are based on, among other things, the fees a fund would have paid if the Transfer Agent did not waive a portion of its fee under the undertaking described above. In the case of the classes impacted by the waiver described above, after the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets for Class A, Class B and Class C shares of the following funds were:

                                                                            "TOTAL ANNUAL OPERATING
                                                 "OTHER EXPENSES"                  EXPENSES"
FUND                                        CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
Aggressive Growth Allocation                   --      0.41%       --        --      2.57%       --

     This table only reflects transfer agent fee waivers as described above and does not reflect any other waivers or limitations on total operating expenses that may apply to each Fund and/or class, as described in the Prospectus or in this Supplement. In addition, not all classes are currently impacted by the waivers described above; therefore, only expenses of those Funds and classes currently affected by the transfer agent fee waivers are identified in the table.

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2.  ADDITIONAL BREAKPOINT

     As of November 1, 2005, a breakpoint has been added to the management fee schedule for AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND AND INCOME ALLOCATION FUND. Accordingly, effective November 1, 2005, on page 54 of the prospectus under the heading "Management Fees", the first paragraph is deleted and replaced with the following:

     Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
First $500 Million                                               0.20%
Amount over $500 Million                                         0.15%

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 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.